Principal Accounting Policies - Schedule of Unobservable Short-term Investments And Long-term Investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Short-term Investments	¥ 724,413	$ 105,030	¥ 615,901
Long-term Investments	230,562	33,428	201,947
Fair Value, Inputs, Level 3 [Member]
Short-term Investments	60,038	8,705	30,006
Contingent consideration for business combinations - short term	¥ 4,100	$ 594	¥ 7,153